Exhibit 24.1

POWER OF ATTORNEY

(Atsushi Abe)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ ATSUSHI ABE
Atsushi Abe

POWER OF ATTORNEY

(Alan Campbell)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ ALAN CAMPBELL
Alan Campbell

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ CURTIS J. CRAWFORD
Curtis J. Crawford

POWER OF ATTORNEY

(Gilles Delfassy)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ GILLES DELFASSY
Gilles Delfassy

POWER OF ATTORNEY

(Emmanuel T. Hernandez)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ EMMANUEL T. HERNANDEZ
Emmanuel T. Hernandez

POWER OF ATTORNEY

(Paul Mascarenas)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the ”Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ PAUL MASCARENAS
Paul Mascarenas

POWER OF ATTORNEY

(Daryl A. Ostrander)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ DARYL A. OSTRANDER
Daryl A. Ostrander

POWER OF ATTORNEY

(Teresa M. Ressel)

I hereby appoint Bernard Gutmann, George H. Cave and Mark N. Rogers, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation (the “Corporation”) and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K for 2017, and any amendments.

Dated: February 21, 2018

/s/ TERESA M. RESSEL
Teresa M. Ressel